MAINSTAY VP FUNDS TRUST

MainStay VP IQ Hedge Multi-Strategy Portfolio
(the “Portfolio”)

Supplement dated October 2, 2023 (“Supplement”) to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2023, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus, Summary Prospectus and SAI.

Effective immediately, the following changes will occur:

1. James Harrison will no longer serve as a portfolio manager of the Portfolio. All references to Mr.Harrison are deleted in their entirety.

2. The table in the section entitled “Management” of the Summary Prospectus and Prospectus with respect to the Portfolio is revised to add the person listed below to the existing portfolio management team. Mr. Greg Barrato will continue to serve as a portfolio manager of the Portfolio.

Subadvisor	Portfolio Managers	Service Date
Index IQ Advisors LLC	Francis J. Ok, Managing Director	Since October 2023

3. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to include the following:

Francis J. Ok

Mr. Ok has managed the MainStay VP S&P 500 Index Portfolio since 2004 and the MainStay VP IQ Hedge Multi-Strategy Portfolio since October 2023. Mr. Ok is a Managing Director at IndexIQ Advisors LLC. Mr. Ok holds a B.S. in Economics from Northeastern University.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

ME08b-10/23